Exhibit 10.1

EXECUTION VERSION

SETTLEMENT AGREEMENT

This settlement agreement (this “Settlement Agreement”), is made and entered into as of April 4, 2016, by and among the following parties:

(a)	LINN Energy, LLC (the “Company”) and LINN Energy Finance Corp. (together with the Company, the “Issuers”);

(b)	all of the Company’s material domestic subsidiaries as of November 20, 2015, listed on the signature page attached hereto (collectively, the “Guarantors”);

(c)	Delaware Trust Company, as (i) successor trustee to U.S. Bank National Association, as trustee (the “Trustee”) under that certain indenture dated as of November 20, 2015 among the Issuers, the Guarantors and the Trustee and governing the Issuers’ 12% senior secured notes due 2020 (as amended or supplemented from time to time, the “Indenture” and the “Notes,” respectively) and (ii) successor collateral trustee to U.S. Bank National Association, as collateral trustee (the “Collateral Trustee”) under that certain Collateral Trust Agreement dated as of November 20, 2015 (the “Collateral Trust Agreement”) among the Company, the Guarantors, the Trustee, the other Parity Lien Representatives from time to time party thereto and the Collateral Trustee; and

(d)	the undersigned beneficial holders of the Notes (individually or acting through their investment advisors or managers for the account of beneficial holders) and, together with their respective successors and permitted assigns and any subsequent party that becomes party hereto in accordance with the terms hereof as a holder of claims arising in connection with the Notes (such claims, the “Notes Claims” and such holders, who collectively hold at least 66 2/3% of the outstanding principal amount of the Notes, the “Consenting Noteholders”).

Each of the Issuers, the Guarantors, the Trustee, the Collateral Trustee, and the Consenting Noteholders is referred to herein as a “Party” and are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meaning set forth in the Indenture.

RECITALS:

WHEREAS, on November 13, 2015, the Issuers entered into separate, privately-negotiated, exchange agreements (“Exchange Agreements”) with certain holders of the Issuers’ outstanding 6.50% senior notes due May 2019 (the “6.50% 2019 Notes”), 6.25% senior notes due November 2019 (the “6.25% 2019 Notes”), 8.625% senior notes due April 2020 (the “2020 Notes”), 7.75% senior notes due February 2021 (the “7.75% 2021 Notes”), and 6.50% senior notes due September 2021 (the “6.50% 2021 Notes” and, together with the 6.50% 2019 Notes, the 6.25% 2019 Notes, the 2020 Notes and the 7.75% 2021 Notes, the “Exchanged Notes”);

EXECUTION VERSION

WHEREAS, pursuant to the Exchange Agreements, the Company agreed to issue $1.00 of Notes in exchange for every $2.00 of Exchanged Notes, secured by a second priority lien on all assets that secure the Company’s borrowing base under its senior credit agreement;

WHEREAS, each of (a) the Collateral Trust Agreement, (b) the Indenture, and (c) the Exchange Agreements set forth certain obligations of the Issuers and the Guarantors to deliver mortgages, deeds of trust, or deeds pursuant to relevant provisions of state real property law and the Uniform Commercial Code (collectively, the “Mortgages”);

WHEREAS, the Issuers, the Guarantors, and certain of their subsidiaries are evaluating their restructuring alternatives, including potentially commencing chapter 11 cases in a United States Bankruptcy Court of appropriate jurisdiction (the “Bankruptcy Court”) by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code,” such entities that commence such proceedings, the “Debtors,” and such date such proceedings are commenced, the “Petition Date”);

WHEREAS, the Parties contemplate engaging in good faith negotiations with each other regarding the terms of a potential comprehensive and consensual restructuring to be implemented through a plan of reorganization that may contemplate new committed financing from the Consenting Noteholders;

WHEREAS, the Parties desire to settle all disputes, claims, and causes of actions related to the Notes Claims pursuant to the Consensual Plan or, if the Consensual Plan cannot be filed and consummated, pursuant to the Alternative Settlement (as hereinafter defined), on terms consistent with this Settlement Agreement; and

WHEREAS, as a result of extensive arm’s length negotiations, (a) the Parties have resolved to enter into this Settlement Agreement to settle all disputes, claims, and causes of action, whether or not previously identified, and whether known or unknown, as described herein on the terms set forth herein, which shall remain binding on all Parties if either (A) the terms upon which the parties agree to a Consensual Plan contained in a restructuring support agreement is filed on the Petition Date (or such later date as mutually agreed to by the Parties) and the Consensual Plan is confirmed pursuant to the Confirmation Order (which shall incorporate in all respects the terms and conditions of the restructuring support agreement to be entered into by the Parties pursuant to
Section 3.3(c)), or (B) the terms upon which the parties agree as to a Consensual Plan contained in a restructuring support agreement is not filed on the Petition Date (or such later date as mutually agreed to by the Parties), and the Alternative Settlement Agreement Order (as hereinafter defined) is entered, and (b) the Parties have agreed, as part of the consideration for each Party’s agreement to enter into this Settlement Agreement to work in good faith towards developing the terms and conditions of the Consensual Plan, to pursue and support the Consensual Plan, and if the Consensual Plan is not filed by the Petition Date (or such later date as mutually agreed to by the parties) to support the terms of this Settlement Agreement and the Alternative Settlement on the terms set forth herein.

EXECUTION VERSION

AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1.	Definitions. As used in this Settlement Agreement and for purposes of this Settlement Agreement only, the following terms have the following meanings:

(a) “Allowed Secured Notes Claim” shall mean an allowed secured claim against the Debtors that are Issuers and Guarantors in the principal amount of $1,000,000,000, plus any unpaid interest, reasonable and documented fees and expenses, including attorneys’ fees, and any other amounts owed under the Indenture as of the Petition Date on account of the Notes, which shall be secured by the Mortgages and any other liens granted under the Collateral Trust Agreement.

(b) “Allowed Unsecured Notes Claim” shall mean an allowed general unsecured claim against the Debtors that are Issuers and Guarantors in the principal amount of $2,000,000,000, plus accrued and unpaid interest as set forth below in Section 3.3(b)(i)(A), reasonable and documented fees and expenses, including attorneys’ fees, and any other amounts owed under the First Supplemental Indenture as of the Petition Date on account of the Notes and the Additional Notes.

(c) “Alternative Settlement” shall mean the settlement described in the Approval Motion containing the terms set forth in Section 3.3(b) of this Settlement Agreement.

(d) “Alternative Settlement Agreement Order” shall mean the order entered by the Bankruptcy Court approving the Alternative Settlement pursuant to under Rule 9019 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and granting the relief requested in the Approval Motion in its entirety.

(e) “Approval Motion” shall mean the motion filed by the Debtors, seeking entry of the Alternative Settlement Agreement Order approving the Alternative Settlement under Bankruptcy Rule 9019, which motion shall seek approval of the terms set forth in Section 3.3(b).

(f) “Confirmation Order” shall mean the order from the Bankruptcy Court confirming the Consensual Plan.

(g) “Consensual Plan” shall mean a chapter 11 plan of reorganization, agreed upon by the Company and the Consenting Noteholders, as it may be amended from time to time and on terms consistent with this Agreement, pursuant to which the Company explicitly seeks Bankruptcy Court approval of the Allowed Secured Notes Claim.

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(h) “Exchange Transactions” shall mean the transactions whereby the Exchanged Notes were exchanged for the Notes pursuant to the Exchange Agreements as described in the recitals above.

(i) “First Supplemental Indenture” shall mean an amendment to the Indenture, substantially in the form attached hereto as Exhibit A, which shall be executed and delivered and become effective upon entry of the Alternative Settlement Agreement Order.

(j) “Release Authorization” shall mean the release, as set forth in the First Supplemental Indenture of any and all Parity Liens granted to, or for the benefit of, the Collateral Trustee on the Collateral, including the Mortgages and equity pledges, and in full and fair consideration for the Additional Notes to be issued in connection with the Alternative Settlement, upon which release the Collateral Trustee (and, as set forth below, the Issuers and Guarantors) shall be authorized and directed to execute, deliver, record, and/or file any and all Required Release Documentation without any further action or consent from any other person.

(k) “Required Release Documentation” shall mean any and all releases, termination statements, and similar instruments that may be reasonably requested by the Issuers or their designees in connection with the Release, in recordable form and including executed original signature pages from the Collateral Trustee and original notarizations thereof, where applicable, in such number of originals as the Issuers or their designees may reasonably require, substantially in the form attached hereto as Exhibit B.

(l) “Transfer” shall mean any sale, use, pledge, assignment, transfer, or the disposal of Debtor Claims.

(m) “Transfer Agreement” shall mean the form of transfer agreement attached hereto as Exhibit C.

Section 2.	Conditions to Effectiveness

This Agreement shall become effective and binding on the Parties on the date counterpart signatures to this Settlement Agreement shall have been executed by (a) the Issuers, (b) the Guarantors, (c) the Trustee, (d) the Collateral Trustee, and (e) the Consenting Noteholders (the “Effective Date”).

Section 3.	Settlement Terms.

Section 3.1 Delivery of Mortgages; Title Company

(a) Delivery. Within one (1) Business Day of the Effective Date and pursuant to the Indenture, the Collateral Trust Agreement, and the Exchange Agreements, the Issuers and Guarantors shall deliver, in connection with the foregoing documents, executed counterparts of the Mortgages in favor of the Collateral Trustee allowing the Collateral Trustee to record the Mortgages (it being

EXECUTION VERSION

and understood that such executed counterparts of the Mortgages shall be deemed delivered when sent to the appropriate local counsel’s office for recording or the applicable recording office for recording and it being further agreed and understood that, subject to the Issuers’ and Guarantors’ compliance with this section 3.1(a), the Issuers’ and Guarantors’ failure to deliver such Mortgages prior to such time shall not constitute a Default or an Event of Default under the Indenture (each as defined therein)).

(b) Legal Opinions. The Company shall deliver those certain legal opinions described in Section 12.02 of the Indenture (except with respect to properties located in the states of Michigan, Louisiana, Illinois, and South Dakota, with respect to which it is agreed and understood that the Consenting Noteholders has waived the requirement to provide legal opinions) within 10 days of delivery of the Mortgages to the Collateral Trustee (it being agreed and understood that the Company’s failure to deliver such legal opinions prior to such time and failure to deliver such legal opinion with respect to properties located in the states of Michigan, Louisiana, Illinois, and South Dakota shall not constitute a Default or an Event of Default under the Indenture (each as defined therein)).

Section 3.2 Plan Negotiations.

(a) Commencement of Good Faith Negotiations. Immediately upon the Effective Date, the Issuers, the Guarantors and the Consenting Noteholders shall commence good faith negotiations with respect to a consensual restructuring of the Company’s capital structure.

(b) Memorialization of Consensual Plan. In the event the Parties, including each of the Consenting Noteholders, reach an agreement with respect to a restructuring, the terms shall be memorialized in the Consensual Plan and supporting restructuring support agreement or such other documents as may be mutually agreed by the Parties (the “Definitive Documents”).

(c) Consensual Plan Framework. Prior to entering negotiations regarding the definitive terms and conditions of the Consensual Plan, the Parties hereby agree to the following:

(i) Any Consensual Plan shall finally and irrevocably allow the Notes Claims as an Allowed Secured Notes Claim.

(ii) Any Consensual Plan will also incorporate a settlement under Bankruptcy Rule 9019 pursuant to which the Debtors and their estates will, to the fullest extent permitted by law, expressly release any and all claims to avoid, subordinate, setoff, reclassify, recharacterize or disallow in whole or in part the Allowed Secured Notes Claim, whether under any provision of chapter 5 of the Bankruptcy Code, any equitable theory (including, without limitation, equitable subordination, equitable disallowance or unjust enrichment), or otherwise, and any other claims that the Issuers and Guarantors may be entitled to assert against

EXECUTION VERSION

the Trustee, the Collateral Trustee, and the Noteholders under any applicable law on account of the settlement and the Exchange Transactions, in consideration for the Consenting Noteholders, the Trustee, and Collateral Trustee entering into this Settlement Agreement, the Definitive Documents and any new capital contributed by the Consenting Noteholders under the Consensual Plan.

(iii) A restructuring support agreement supporting the Consensual Plan and the Consensual Plan (or a term sheet containing the contemplated terms of the Consensual Plan) shall be filed on the Petition Date (or such later date as mutually agreed to by the Parties).

Section 3.3 Treatment of Notes Claims.

(a) In the event the Parties are able to reach agreement on the terms of a Consensual Plan on or before the Petition Date (or such later date as mutually agreed to by the Parties), the Allowed Secured Notes Claim shall receive the treatment agreed to in the negotiation of the Consensual Plan.

(b) In the event the Parties are unable to reach agreement on the terms of a Consensual Plan on or before the Petition Date (or such later date as mutually agreed to by the Parties), the Debtors will file the Approval Motion seeking entry of the Alternative Settlement Agreement Order.

(i) The Alternative Settlement Agreement Order shall contain the following key terms:

(A) The Issuers and Guarantors shall be authorized to enter into the First Supplemental Indenture, which shall provide, among other things, that each Noteholder shall receive additional Notes in an amount equal to the sum of (i) the principal amount of Notes held by such Noteholder on the date the Alternative Settlement Agreement Order is entered (the “Additional Notes”) (or such other record date as may be established in the Alternative Settlement Agreement Order), plus (ii) any accrued interest on the Notes outstanding as of the Petition Date (applying an interest rate of 12% on the $1,000,000,000 principal amount of the Notes). For the avoidance of doubt, the Additional Notes shall have the same material terms and conditions as the Notes and shall be issued substantially in the form attached hereto as Exhibit D, shall be issued within one Business Day after the entry of the Alternative Settlement Agreement Order, and shall be treated as prepetition, unsecured obligations notwithstanding the date of issuance.

(B) The Trustee, the Collateral Trustee, and the Consenting Noteholders shall be authorized and directed to take any necessary actions to execute and effectuate the First Supplemental Indenture, including without limitation, the execution and delivery of the Required Release Documentation.

EXECUTION VERSION

(C) In connection with the issuance, authentication and delivery of the Additional Notes and the execution of the First Supplemental Indenture and the Collateral Release Documents, the Issuers and Guarantors shall deliver to the Trustee and the Collateral Trustee an Officers Certificate (substantially in the form attached hereto as Exhibit E) (the “Officers Certificate”), an authentication order (substantially in the form attached hereto as Exhibit F) and an Opinion of Counsel (in the form agreed to by the Parties) (the “Opinion of Counsel”) that the issuance, authentication and delivery of the Additional Notes and the execution and delivery of the First Supplemental Indenture and the Required Release Documentation are authorized pursuant to the Alternative Settlement Agreement Order..

(D) The Notes Claims shall be finally and irrevocably allowed as an Allowed Unsecured Notes Claim.

(E) The Mortgages, pledge, and all other security interests securing the Parity Lien Debt shall be deemed immediately and automatically released upon the filing of a notice with the Bankruptcy Court indicating that the Additional Notes have been issued, and the Collateral Trustee shall be authorized and directed (and agrees) to execute, deliver, record, and/or file the Required Release Documentation in accordance with the Release Authorization (the “Release”), provided, however, that the failure to take any such actions (or the failure to receive any of the Required Release Documentation, any defects in the Required Release Documentation, or any other failure in connection with the Required Release Documentation) shall not invalidate or otherwise prejudice the effectiveness of the Release;

(F) If the Additional Notes have been issued, the Company shall be authorized to execute, deliver, record, and/or file the Required Release Documentation in the name of and on behalf of the Collateral Trustee, provided, however, that the failure to take any such actions (or the failure to receive any of the Required Release Documentation, any defects in the Required Release Documentation, or any other failure in connection with the Required Release Documentation) shall not invalidate or otherwise prejudice the effectiveness of the Release; provided, further, however that the Company shall only be authorized to execute, deliver, record, and/or file the Required Release Documentation without further direction from the Collateral Trustee if the Collateral Trustee does not execute, deliver, record, and/or file the Required Release Documentation within 30 days of the issuance of the Additional Notes and delivery of the required Officer’s Certificate and Opinion of Counsel;

(G) To the fullest extent permitted by law, the Debtors and their estates will be deemed to have expressly released any and all claims to avoid, subordinate, setoff, reclassify, recharacterize or disallow in whole

EXECUTION VERSION

or in part the Allowed Unsecured Notes Claim, whether under any provision of chapter 5 of the Bankruptcy Code, any equitable theory (including, without limitation, equitable subordination, equitable disallowance or unjust enrichment), or otherwise, and any other claims that the Issuers and Guarantors may be entitled to assert against the Trustee, Collateral Trustee, and Consenting Noteholders under any applicable law on account of the Settlement Agreement, Approval Motion, and the Exchange Transactions; and

(H) Upon issuance of the Additional Notes, the Trustee, the Collateral Trustee, and the Consenting Noteholders will be deemed to have expressly released the Issuers, the Guarantors and their affiliates, as well as their, and their current and former affiliates’, current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals from any and all claims that may be asserted against such entities on account of the Exchange Transactions (other than with respect to the outstanding principal amount of the Notes and Additional Notes, plus any interest, fees and expenses including attorneys’ fees, owing under the Indenture and on account of the Notes as of the Petition Date).

(ii) To the extent material terms other than those prescribed in Section 3.3(b)(i) are included in the Alternative Settlement Agreement Order, such other material terms shall be consistent with the terms of the Settlement Agreement and reasonably acceptable to the Consenting Noteholders.

Section 4.	Commitments of the Trustee, the Collateral Trustee, and the Consenting Noteholders.

Section 4.1 Limitation on Transfer. During the period between the Effective Date and the earlier to occur of (i) termination of the Settlement Agreement, (ii) entry of the Confirmation Order, and (iii) entry of the Alternative Settlement Agreement Order (the “Good Faith Negotiations Period”), and subject to the terms and conditions hereof, each Consenting Noteholder agrees, solely with respect to itself, that it shall not Transfer any ownership (including any beneficial ownership)1 in the Notes Claims or any option thereon or any right or interest therein (including by granting any proxies or depositing any interests in the Notes Claims into a voting trust or by entering into a voting agreement with respect to the Notes

[1]

As used herein, the term “beneficial ownership” means the direct or indirect economic ownership of, and/or the power, whether by contract or otherwise, to direct the exercise of the voting rights and the disposition of, the Notes Claims or the right to acquire such Notes Claims.

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Claims), unless the intended transferee (A) is a Consenting Noteholder or (B) executes and delivers to counsel to the Company on the terms set forth below an executed form of the Transfer Agreement before such Transfer is effective (it being understood that any Transfer shall not be effective as against the Issuers and Guarantors until notification of such Transfer and a copy of the executed Transfer Agreement is received by counsel to the Company, in each case, on the terms set forth herein) (such transfer, a “Permitted Transfer” and such party to such Permitted Transfer, a “Permitted Transferee”).

(a) Notwithstanding anything to the contrary herein, (i) the foregoing provisions shall not preclude any Consenting Noteholder from settling or delivering any Notes Claims to settle any confirmed transaction pending as of the date of such Consenting Noteholder’s entry into this Agreement (subject to compliance with applicable securities laws and it being understood that such Notes Claims so acquired and held (i.e., not as a part of a short transaction) shall be subject to the terms of this Agreement), (ii) a Qualified Marketmaker2 that acquires any Notes Claims with the purpose and intent of acting as a Qualified Marketmaker for such Notes Claims, shall not be required to execute and deliver to counsel a Transfer Agreement or otherwise agree to be bound by the terms and conditions set forth in this Agreement if such Qualified Marketmaker transfers such Notes Claims (by purchase, sale, assignment, participation, or otherwise) within five (5) business days of its acquisition to a Consenting Noteholder or Permitted Transferee and the transfer otherwise is a Permitted Transfer, and (iii) to the extent any Party is acting solely in its capacity as a Qualified Marketmaker, it may Transfer any ownership interests in the Notes Claims that it acquires from a holder of Notes Claims that is not a Consenting Noteholder to a transferee that is not a Consenting Noteholder at the time of such Transfer without the requirement that the transferee be or become a signatory to this Agreement or execute a Transfer Agreement.

(b) This Agreement shall in no way be construed to preclude the Consenting Noteholders from acquiring additional Notes Claims; provided, however, that (1) any Consenting Noteholder that acquires additional Notes Claims prior to the termination of the Good Faith Negotiations Period shall promptly notify the Company of such acquisition, including the amount of such acquisition, and (2) such acquired Notes Claims shall automatically and immediately upon acquisition by a Consenting Noteholder be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to the Company as set forth above), in the case of each of subclauses (1) and (2) of this clause (b), other than with respect to any Notes Claims acquired by such Consenting Noteholder in its capacity as a Qualified Marketmaker.

[2]	As used herein, the term “Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers claims against the Company (or enter with customers into long and short positions in claims against the Company), in its capacity as a dealer or market maker in claims against the Company and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

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(c) This Section 4 shall not impose any obligation on the Issuer or Guarantors to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Consenting Noteholder to Transfer any Notes Claims. Notwithstanding anything to the contrary herein, to the extent the Company and another Party have entered into a separate agreement with respect to the issuance of a “cleansing letter” or other public disclosure of information (each such executed agreement as may be amended from time to time, a “Confidentiality Agreement”), the terms of such Confidentiality Agreement shall continue to apply and remain in full force and effect according to its terms.

(d) Any Transfer made in violation of this Section 4.1 shall be void ab initio.

(e) For the avoidance of doubt, (i) following a Permitted Transfer by a Consenting Noteholder of all of its interests in the Note Claims, such Consenting Noteholder shall have no additional or continuing obligations under this Settlement Agreement or any related direction letters to the Trustee and (ii) prior to the effective date of a Permitted Transfer, the Permitted Transferee shall not have obligations or liabilities under this Settlement Agreement or any related direction letters to the Trustee to any party to the Agreement.

Section 4.2 Commitments in Connection with the Consensual Plan Negotiations. During the period between the Effective Date and the Petition Date, subject to the terms and conditions hereof, each of the Consenting Noteholders, the Trustee, and the Collateral Trustee agrees, solely with respect to itself, that:

(a) it will use reasonable efforts to negotiate the terms of a Consensual Plan in good faith and take all reasonable actions necessary to consummate any such Consensual Plan and the transactions contemplated therein, in a manner consistent with this Settlement Agreement, including the timelines set forth herein; and

(b) solely with respect to the Consenting Noteholders, each Consenting Noteholder shall not (A) direct any administrative agent, Collateral Trustee, or indenture trustee to take any action inconsistent with such Consenting Noteholder’s obligations under this Settlement Agreement, and, if any applicable administrative agent, Collateral Trustee, or indenture trustee takes any action inconsistent with such Consenting Noteholder’s obligations under this Settlement Agreement, such Consenting Noteholder shall direct such administrative agent, Collateral Trustee, or indenture trustee to cease and refrain from taking any such action (but shall not be required to incur any indemnification obligations in respect of such request or otherwise), or (B) directly or indirectly, encourage any other person or entity to directly or indirectly, (x) object to, delay, impede, or take any other action or any inaction to interfere with the acceptance, implementation, consummation, or amendment (whether before or after entry of the Confirmation Order, provided that

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such amendment is consistent with this Agreement) of the Consensual Plan; (y) propose, file, support, vote for, or take any other action in furtherance of any restructuring, workout, plan of arrangement, or plan of reorganization for the Company that is inconsistent with this Settlement Agreement; or (z) exercise any right or remedy for the enforcement, collection, or recovery of any claim against the Issuers or any direct or indirect subsidiaries of the Issuers except in a manner consistent with this Settlement Agreement.

For the avoidance of doubt, in the event that the Parties agree on the terms of a Consensual Plan, the Trustee, the Collateral Trustee, and the Consenting Noteholders shall retain the right to request additional adequate protection as may be appropriate. In addition, it is understood that, pursuant to any Consensual Plan, the Issuers and the Guarantors will not challenge any aspect of the Allowed Secured Notes Claim including: (i) all outstanding principal, accrued interest, reasonable fees and documented expenses, including attorneys’ fees, owed under the Indenture and on account of the Notes prior to and after the Petition Date and (ii) the enforceability and validity of the Mortgages or defenses that can be asserted by holders of the Notes, the Additional Notes, or the Trustee.

Section 4.3 Commitments in Connection with the Approval Motion. During the period between the Effective Date and termination of the Settlement Agreement in accordance with the terms hereof, and subject to the terms and conditions hereof:

(a) Each of the Trustee, the Collateral Trustee, and the Consenting Noteholders, solely with respect to itself, expressly agrees to affirmatively support the Approval Motion and will not file or support any objection to the Approval Motion or encourage any other person or entity to, take any action, including initiating or joining in any legal proceeding that is inconsistent with this Settlement Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, that could reasonably be expected to interfere with the prosecution of the Approval Motion; provided, however, that in the event the Alternative Settlement Agreement Order is not entered within 75 days of the Petition Date, the Trustee, Collateral Trustee and Consenting Noteholders shall retain the right to (i) assert a secured claim for all outstanding principal, accrued interest, and expenses owed on account of the Notes , (ii) assert related rights as secured creditors, including but not limited to claims under section 506(a) of the Bankruptcy Code and requests for adequate protection as may be appropriate, (iii) assert all available defenses against any challenges to the priority, enforceability, and validity of the Mortgages, and (iv) assert any available claims for breach of the Indenture or the First Supplemental Indenture.

(b) In connection with the Release set forth in the Alternative Settlement Agreement Order in the event the Alternative Settlement is pursued, the Collateral Trustee, the Trustee, and the Consenting Noteholders hereby acknowledge and agree that, to the extent any additional termination statements, releases, or similar instruments are reasonably necessary to fully effectuate or evidence the Release (“Additional Releases”), the Collateral Trustee, at the reasonable request of the Issuers or designees, and, at the sole cost and expense of the Issuers, will promptly

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(and, in any case, within three (3) business days of request): (A) execute such Additional Releases; (B) deliver to the Issuers or their designees such original executed signature pages together with original notarizations thereof, where applicable, in such number of originals as the Issuers or their designees may reasonably request and, in each case, in recordable form; and (C) authorize the Issuers and their designees to deliver, record, and/or file any such Additional Releases.

(c) Each of the Trustee, the Collateral Trustee, and the Consenting Noteholders expressly acknowledges the intent of the Parties that the issuance of Additional Notes pursuant to the Alternative Settlement shall constitute prepetition, unsecured obligations of the Debtors’ estates regardless that such issuance occurs after the Petition Date and expressly waives any right it may have to argue that claims on account of such Additional Notes should be entitled to administrative expense or priority treatment under the Bankruptcy Code.

Section 5.	Commitments of the Issuers, Guarantors, and, as applicable, Debtors.

(a) The Issuers and Guarantors shall work in good faith with the other Parties to develop the terms of the Consensual Plan and accompanying restructuring support agreement, consistent with the terms set forth herein.

(b) If applicable, the Debtors shall work in good faith and use reasonable efforts to obtain Bankruptcy Court approval of the Approval Motion and entry of the Alternative Settlement Agreement Order.

(c) The Debtors shall use reasonable efforts to ensure that any orders requesting approval of debtor-in-possession financing or the use of cash collateral submitted in the chapter 11 cases shall recognize the existence of and obligations imposed by this Settlement Agreement and, subject to the terms of this Settlement Agreement, recognize the recorded Mortgages as collateral for the Notes, provided that the Trustee, the Collateral Trustee, and the Consenting Noteholders shall be deemed to have waived any right to adequate protection with respect to collateral upon entry of a the Alternative Settlement Agreement Order.

(d) Pending the earlier of confirmation of a Consensual Plan or entry of the Alternative Settlement Order, the Issuers, the Guarantors, and their respective subsidiaries and affiliates will not pursue any claim to avoid, subordinate, setoff, reclassify, recharacterize or disallow in whole or in part the Allowed Secured Notes Claim or the Allowed Unsecured Notes Claim, as applicable, whether under any provision of chapter 5 of the Bankruptcy Code, any equitable theory (including, without limitation, equitable subordination, equitable disallowance or unjust enrichment), or otherwise, or any other claims against the Collateral Trustee, the Trustee, and/or the Consenting Noteholders related to this Settlement Agreement and the Approval Motion (as applicable) will defend against any efforts by third parties to seek derivative standing to pursue such actions.

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Section 6.	Termination.

Section 6.1 This Settlement Agreement shall terminate automatically on the first to occur of the following (each, a “Termination Event”):

(a) The date that is 91 days after the Effective Date, unless the Petition Date has occurred prior to such 91st day;

(b) The failure of the Company to deliver executed counterparts of the Mortgages in favor of the Collateral Trustee pursuant to the Indenture, the Collateral Trust Agreement, and the Exchange Agreements within 1 Business Day of the Effective Date as required under Section 3.1;

(c) A final, non-appealable order is entered by the Bankruptcy Court or another court of competent jurisdiction denying the Approval Motion;

(d) A final, non-appealable order is entered by the Bankruptcy Court approving debtor-in-possession financing or the use of cash collateral that does not recognize the existence of and obligations imposed by this Settlement Agreement and, subject to the terms of this Settlement Agreement, recognize the recorded Mortgages as collateral for the Notes;

(e) Any third party is granted derivative standing to challenge the priority, validity, or enforceability of the Mortgages granted, delivered and duly recorded in connection with the Indenture, the Collateral Trust Agreement, and the Exchange Agreements, or to pursue any other claims or objections against the Collateral Trustee, the Trustee, and/or the Consenting Noteholders related to this Settlement Agreement, the Approval Motion, the Exchange Transactions, and any of the transactions contemplated thereby;

(f) The chapter 11 cases of the Issuers and Guarantors are converted to chapter 7;

(g) A chapter 11 trustee is appointed for the Issuers and Guarantors;

(h) The chapter 11 cases of the Issuers and Guarantors are dismissed; or

(i) The Issuers, the Guarantors, the Trustee, the Collateral Trustee, and Consenting Noteholders agree in writing to terminate this Settlement Agreement.

If a Termination Event occurs, the Trustee, the Collateral Trustee, and the Consenting Noteholders shall be entitled to assert (i) a secured claim on account of the Notes, (ii) related rights as secured creditors, including but not limited to, claims under section 506(a) of the Bankruptcy Code and requests for adequate protection as appropriate,(iii) all available defenses against any challenges to the priority, enforceability, and validity of the Mortgages under any applicable law, and (iv) any available claims for breach of the Indenture, Collateral Trust Agreement, or the First Supplemental Indenture.

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Section 6.2	Effect of Termination.

Upon termination of this Settlement Agreement in accordance with Section 6 hereof, all obligations of the Parties under this Settlement Agreement shall terminate and shall be of no further force and effect; provided, that any claim for breach of this Settlement Agreement occurring after the Effective Date shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Settlement Agreement.

Section 7.	Governing Law; Jurisdiction.

(a) This Settlement Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Settlement Agreement in the Bankruptcy Court, and solely in connection with claims arising under this Settlement Agreement: (i) irrevocably submits to the exclusive jurisdiction and the constitutional authority of the Bankruptcy Court; (ii) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (iii) waives any objection that the Bankruptcy Court is an inconvenient forum, does not have jurisdiction over any Party, or lacks the constitutional authority to enter final orders in connection with such action or proceeding; provided, however, that this Settlement Agreement and the releases set forth herein may be submitted in any court, arbitration, and/or other legal proceeding to enforce the terms of such releases.

(b) Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding arising out of, or relating to, this Settlement Agreement or the transactions contemplated hereby (whether based on contract, tort, or any other theory). Each Party (i) certifies that no representative, agent, or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Settlement Agreement by, among other things, the mutual waivers and certifications in this Section 7.

Section 8.	Representations of the Parties.

(a) Consenting Noteholders Representations and Warranties.

To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Consenting Noteholder, severally but not jointly, represents, warrants and acknowledges, as of the Effective Date, as follows:

(i) Authority. (A) Except as expressly provided in this Settlement Agreement, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and

EXECUTION VERSION

deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by it under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on its part, and no other actions or proceedings on its part are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein.

(ii) Ownership. It is the legal owner, beneficial owner, and/or the investment advisor or manager for such legal or beneficial owner or discretionary account of such legal or beneficial owner of the Notes.

(iii) Validity. Except as provided in this Settlement Agreement and as may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by a court’s discretion in relation to equitable remedies, this Settlement Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms.

(iv) No Conflict. Its execution, delivery and performance (when such performance is due) of this Settlement Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause (v) below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

(v) Authorization of Governmental Authorities. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by it of this Settlement Agreement.

(vi) No Reliance. It (A) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (C) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (D) has independently and

EXECUTION VERSION

without reliance upon any other Party, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that it has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

(b) Issuer Representations and Warranties.

To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Issuer hereby represents, warrants and acknowledges, as of the Effective Date, as follows:

(i) Authority. Except as expressly provided in this Settlement Agreement (A) each of the Issuers is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership, limited liability company, or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Issuers are contemplated to be parties and perform their obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery, and performance by such Issuers under this Settlement Agreement and the other documents and instruments contemplated hereby to which each such Issuer is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Issuer, and no other actions or proceedings on the part of such Issuer are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which such Issuer is contemplated to be a party or any of the transactions contemplated herein or therein.

(ii) Validity. Except as expressly provided in this Settlement Agreement this Settlement Agreement has been duly executed and delivered by the Issuers and constitutes the legal, valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms.

(iii) No Conflict. The execution, delivery and performance by the Issuers (when such performance is due) of this Settlement Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause (iv) below, violate any provision of law, rule or regulation applicable to the Issuers or any of their subsidiaries or the Issuers’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

EXECUTION VERSION

(iv) Authorization of Governmental Authorities. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and the approval of the Bankruptcy Court of the Issuers’ authority to enter into and implement this Settlement Agreement, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Issuers of this Settlement Agreement.

(v) No Reliance. Each of the Issuers (A) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (C) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (D) has independently and without reliance upon any other Party, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Issuer has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Issuers have relied upon each other Party’s express representations, warranties, and covenants in this Settlement Agreement, which each of the Issuers enters, or as to which each Issuer acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

Section 9.	Acknowledgments.

Notwithstanding any other provision herein, this Settlement Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities laws and provisions of the Bankruptcy Code.

Section 10.	Cooperation and Support.

The Parties and their advisors shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Settlement Agreement) in respect of the consummation of the transactions contemplated by this Settlement Agreement. Furthermore, subject to the terms of this Settlement Agreement, each of the Parties and their advisors shall use reasonable efforts to (i) support and complete all transactions contemplated hereby; (ii) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby (provided, however, that the Consenting Noteholders shall not be obligated to take any action that is inconsistent with the First Supplemental Indenture, as applicable, or any direction given thereunder); and (ii) refrain from taking any action, causing an affiliate or any third party to take any action, or encouraging any affiliate or third party to take any action, inconsistent with this Settlement Agreement.

EXECUTION VERSION

Section 11.	Payment of Professional Fees

The Company agrees to pay all reasonable and documented fees and expenses incurred by (a) O’Melveny & Myers LLP and Intrepid Financial Partners, as legal and financial advisors to the Consenting Noteholders and (b) Arent Fox LLP, as counsel to the Trustee and Collateral Trustee, in each case incurred in connection with this Settlement Agreement, a Consensual Plan, or the Alternative Settlement Agreement Order.

Section 12.	Representation by Counsel.

Each Party acknowledges that it has had the opportunity to be represented by counsel in connection with this Settlement Agreement and the transactions contemplated hereunder. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Settlement Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

Section 13.	No Admission of Liability.

Each Party enters into this Settlement Agreement without admitting any liability or conceding any allegations not already expressly admitted.

Section 14.	Third-Party Beneficiaries.

Except as otherwise explicitly set forth herein, nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto (and their affiliated persons and entities who are intended to be beneficiaries of the releases and settlements set forth herein).

Section 15.	Notices.

All notices hereunder shall be deemed given if in writing and delivered, if sent by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

(a) if to a Consenting Noteholder, with copies (which shall not constitute notice) to:

O’Melveny & Myers LLP

Times Square Tower

New York, New York 10036

Attention: John Rapisardi

E-mail address: jrapisardi@omm.com

and to the Consenting Noteholder at the address set forth on the signature page hereto

EXECUTION VERSION

(b) if to the Company, to:

Linn Energy, LLC

JPMorgan Chase Tower

600 Travis, Suite 5100

Houston, Texas 77002

Attn: Candice Wells

E-mail address: cwells@linnenergy.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Paul Basta, P.C., Stephen E. Hessler, P.C. and Brian S. Lennon

E-mail addresses:     pbasta@kirkland.com

                                   shessler@kirkland.com

                                   blennon@kirkland.com

(c) if to the Trustee or the Collateral Trustee:

Delaware Trust Company

2711 Centerville Road

Wilmington, DE 19808

Attention: Michelle A. Dreyer

E-mail addresses:     mdreyer@delawaretrust.com

with copies (which shall not constitute notice) to:

Arent Fox LLP

1675 Broadway

New York, New York 10019

Attention: Leah M. Eisenberg

E-mail addresses:     eisenberg.leah@arentfox.com

or such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above. Any notice given by delivery, mail, or courier shall be effective when received.

Section 16.	Entire Agreement.

This Settlement Agreement, including any exhibits, annexes and/or schedules hereto and the exhibits, annexes, and/or schedules thereto, constitutes the entire agreement between the Parties concerning the subject matter of this Settlement Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Settlement Agreement. Each of the Parties

EXECUTION VERSION

acknowledges that it is executing this Settlement Agreement without reliance on any representations, warranties or obligations other than those representations, warranties, and obligations expressly set forth in this Settlement Agreement.

Section 17.	Modification or Amendment.

This Settlement Agreement may be modified or amended only by written agreement executed by (i) holders of 66 2/3% of the outstanding principal amount of the Notes (and Additional Notes if applicable) outstanding on the date of such amendment or modification, (ii) the Issuers; (iii) the Guarantors; (iv) the Trustee; and (v) the Collateral Trustee; provided, however, that if the proposed modification, amendment, or supplement has a material, disproportionate, and adverse effect on any Consenting Noteholder solely with respect to its status as a Consenting Noteholder and not with respect to any other debt or equity held of the Company and its affiliates, then the consent of each such disproportionately affected Consenting Noteholder shall also be required to effectuate such modification, amendment, or supplement.

Section 18.	Further Assurances.

From and after the Effective Date, each of the Parties agrees to use their respective reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments, and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Settlement Agreement, and to consummate the transactions contemplated hereby and thereby.

Section 19.	Successors and Assigns.

Except as otherwise provided in this Settlement Agreement, this Settlement Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives, provided that the obligations of the Issuers and Guarantors under this Settlement Agreement will not be assigned without the consent of the Consenting Noteholders.

Section 20.	Interpretation.

This Settlement Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Settlement Agreement is to be interpreted in a neutral manner and in accordance with section 102 of the Bankruptcy Code; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Settlement Agreement or any portion of this Settlement Agreement, shall not be effective in regard to the interpretation of this Settlement Agreement.

Section 21.	Settlement Discussions.

This Settlement Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties. Nothing herein shall be deemed an admission of any kind. To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Settlement Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding regarding the terms of this Settlement Agreement.

EXECUTION VERSION

Section 22.	Specific Performance.

It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Settlement Agreement by any Party, that such breach would represent irreparable harm, and that each non-breaching Party shall be entitled to specific performance and injunctive relief (without the posting of any bond and without proof of actual damages), but no other form of equitable relief, as the sole remedy for any such breach, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

Section 23.	Headings.

Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.

Section 24.	Execution of Agreement.

This Settlement Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original. Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

Section 25.	Non-Severability of Agreement.

This Settlement Agreement is to be construed as a whole, and all provisions of it are to be read and construed together. Notwithstanding anything in this Settlement Agreement to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Settlement Agreement, in the event that (a) a court of competent jurisdiction enters a final order ruling that any of the provisions of this Settlement Agreement are void, invalid, illegal, or unenforceable in any material respect, or (b) any of the provisions of this Settlement Agreement are reversed, vacated, overturned, voided, or unwound in any material respect, then in each case, the entirety of this Settlement Agreement (other than this Section 24) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Parties shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Parties that were the subject of this Settlement Agreement prior to this Settlement Agreement being of no force or effect.

[Signature pages follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ISSUERS:

LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

By:	/s/ Candice Wells

Name: Candice Wells

Title: Senior Vice President and General Counsel

GUARANTORS:

LINN ENERGY HOLDINGS, LLC

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDSTREAM, LLC

LINN MIDWEST ENERGY LLC

LINN OPERATING, INC.

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINEN HOLDINGS II, LLC

By:	/s/ Candice Wells

Name: Candice Wells

Title: Senior Vice President and General Counsel

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member as Member/Manager

By:	/s/ Candice Wells

Name: Candice Wells

Title: Senior Vice President and General Counsel

TRUSTEE:

By:	/s/ Alan R. Halpern

Name: Alan R. Halpern

Title: Vice President

COLLATERAL TRUSTEE:

By:	/s/ Alan R. Halpern

Name: Alan R. Halpern

Title: Vice President

EXECUTION VERSION

Exhibit A

First Supplemental Indenture

1

FORM OF FIRST SUPPLEMENTAL INDENTURE

LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

AND

THE GUARANTORS NAMED ON THE SIGNATURE PAGE HEREOF

FIRST SUPPLEMENTAL INDENTURE

RELATING TO

12.00% SENIOR SECURED SECOND LIEN NOTES DUE 2020

Dated as of [●], 2016

DELAWARE TRUST COMPANY,

As Trustee

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of [●], 2016, is among LINN ENERGY, LLC, a Delaware limited liability company (the “Company”), LINN ENERGY FINANCE CORP., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the guarantors listed on the signature page hereof (each, a “Guarantor” and, collectively, the “Guarantors”) and DELAWARE TRUST COMPANY, a Delaware state chartered trust company (as successor trustee to U.S. Bank National Association), as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuers and the Guarantors has heretofore executed and delivered to the Trustee, an indenture (as amended or supplemented prior to the date hereof, the “Indenture”), dated as of November 20, 2015, providing for the issuance of $1,000,000,000 aggregate principal amount of 12.00% Senior Secured Second Lien Notes due 2020 (the “Existing Notes”);

WHEREAS, the Existing Notes are secured by certain liens and mortgages issued and recorded pursuant to the terms of the Indenture, the Collateral Trust Agreement and certain exchange agreements executed on November 13, 2015;

WHEREAS, pursuant to Section 9.02 of the Indenture, the Issuers, the Guarantors and the Trustee are authorized to amend or supplement the Indenture, with the consent of Holders representing at least 66.67% of the aggregate principal amount of the outstanding Notes (the “Consenting Noteholders”), to release the Liens for the benefit of the Holders of the Notes on all or substantially all of the Collateral;

WHEREAS, the Issuers, the Guarantors, the Trustee and the Consenting Noteholders entered into that certain Settlement Agreement, dated as of [●], 2016 (the “Settlement Agreement”);

WHEREAS, pursuant to the Settlement Agreement and in accordance with Section 9.02 of the Indenture, the Consenting Noteholders have agreed to release the Liens for the benefit of the Holders of the Notes on all of the Collateral subject to the terms and conditions of the Settlement Agreement and the issuance, authentication and delivery of the Settlement Additional Notes (as defined herein);

WHEREAS, Section 2.13 of the Indenture provides that Additional Notes with identical terms as the Existing Notes may be created and issued from time to time by the Issuers (subject to the Issuers’ compliance with Section 4.09 of the Indenture) without notice to or consent of the Holders and shall be consolidated with and form a single class with the Existing Notes and any other Additional Notes and all Exchange Notes issued in exchange therefor and shall have identical terms, and shall be treated as a single class for all purposes under the Indenture, including, without limitation, as to waivers, consents, directions, declarations, amendments, redemptions, offers to purchase or otherwise as the Existing Notes and any other Additional Notes and all Exchange Notes issued in exchange therefor, other than with respect to the date of issuance; provided, however, that if any Additional Notes are not fungible with the Existing Notes issued for U.S. federal income tax purposes, such Additional Notes shall be issued under a separate CUSIP number (and, if applicable, ISIN);

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WHEREAS, the Issuers and the Guarantors desire to issue $1,000,000,000 in aggregate principal amount of Additional Notes, having terms identical to the Existing Notes other than with respect to the date of issuance (the “Settlement Additional Notes” and, together with the Existing Notes, the “Notes”), equally and ratably to the Holders of Existing Notes;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed; and

WHEREAS, pursuant to Section 9.01 and Section 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition (including the preamble and recitals hereto) shall have the meanings assigned to them in the Indenture.

(2) Release of Liens in Respect of Notes. Pursuant to Section 12.06(e) of the Indenture and effective upon the issuance, authentication and delivery of the Settlement Additional Notes equally and ratably to the Holders of the Existing Notes as of the date the Alternative Settlement Agreement Order (as such term is defined in the Settlement Agreement) is entered into by the Bankruptcy Court (as such term is defined in the Settlement Agreement) (or such other record date as may be established in the Alternative Settlement Agreement Order) (the “Alternative Settlement Record Date”), (i) the Collateral Trustee’s Parity Liens upon the Collateral are hereby released and discharged and such Liens no longer secure the Notes outstanding under the Indenture or any other Notes Obligations and (ii) the right of the Holders to the benefits and proceeds of the Collateral Trustee’s Parity Liens on the Collateral is hereby terminated and discharged.

(3) Additional Securities. The Issuers will issue, and the Trustee is directed to authenticate and deliver, the Settlement Additional Notes under the Indenture equally and ratably to the Holders of Existing Notes as of the Alternative Settlement Record Date, which shall constitute “Additional Notes” for all purposes under the Indenture, having terms identical to the Existing Notes, other than with respect to the date of issuance. The Existing Notes and any other Additional Notes and all Exchange Notes issued in exchange therefor and the Settlement Additional Notes shall be treated as a single class for all purposes under the Indenture; provided, however, that if any Settlement Additional Notes are not fungible with the Existing Notes issued for U.S. federal income tax purposes, such Settlement Additional Notes shall be issued under a separate CUSIP number (and, if applicable, ISIN).

3

(4) Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(6) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(7) The Trustee. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

(8) Continued Effect. Except as expressly supplemented and amended by this Supplemental Indenture, the Indenture and the Notes shall continue in full force and effect in accordance with the provisions thereof, and the Indenture and the Notes (as each are supplemented and amended by this Supplemental Indenture) are in all respects hereby ratified and confirmed. This Supplemental Indenture and all the terms and conditions of this Supplemental Indenture, with respect to the Notes, shall be and be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

[Signatures on the following pages]

4

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Very truly yours, Issuers LINN ENERGY, LLC LINN ENERGY FINANCE CORP.
By:
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer
Guarantors
LINN ENERGY HOLDINGS, LLC
LINN EXPLORATION & PRODUCTION MICHIGAN LLC
LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)
LINN MIDWEST ENERGY LLC
LINN OPERATING, INC.
MID-CONTINENT I, LLC
MID-CONTINENT II, LLC
MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
By:
Name:	David B. Rottino
Title:	Executive Vice President and
Chief Financial Officer
LINN EXPLORATION MIDCONTINENT, LLC
By:	Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

By:
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Supplemental Indenture

Trustee
DELAWARE TRUST COMPANY, as Trustee
By:
Name:	[●]
Title:	[●]

Signature Page to First Supplemental Indenture

EXECUTION VERSION

Exhibit B

Required Release Documentation

2

EXECUTION VERSION

Exhibit C

Provision for Transfer Agreement

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Settlement Agreement, dated as of                      (the “Agreement”),1 by and among LINN Energy, LLC and its affiliates and subsidiaries bound thereto and the Consenting Noteholders, including the transferor to the Transferee of any Notes Claims (each such transferor, a “Transferor”), and shall be deemed a “Consenting Noteholder,” under the terms of the Agreement and agrees to be bound by (a) by the terms and conditions of the Agreement to the extent the Transferor was thereby bound and (b) any direction letters provided by the Consenting Noteholders to the Trustee and Collateral Trustee. The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to consent to the First Supplemental Indenture and the release of collateral contained therein.

Date Executed:

Name:
Title:

Address:

E-mail address(es):

Telephone:

Facsimile:

Aggregate Amounts Beneficially Owned or Managed on Account of:

Notes Claims (if any)	$[ ]
Other Claims (if any)	$[ ]
Preferred Stock (if any)	[ ] shares
Common Stock (if any)	[ ] shares

[1]	Capitalized terms not used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

3

EXECUTION VERSION

Exhibit D

Global Notes

FORM OF GLOBAL NOTE NO. B-1

[FACE OF INITIAL NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING SUCH NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WERE THE OWNERS OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE

MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED PRIOR TO THE RESALE RESTRICTION TERMINATION DATE A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) THAT IS (A) PURSUANT TO CLAUSE (2)(D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (B) PURSUANT TO CLAUSE (2)(F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES IN CLAUSES (i)(A) OR (B), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON DELIVERY TO THE TRUSTEE BY THE COMPANY OR THE HOLDER THEREOF OF A WRITTEN REQUEST FOR THE REMOVAL HEREOF, IN ANY CASE AT ANY TIME AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

SOLELY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS NOTE MAY BE TREATED AS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THIS NOTE, (2) THE AMOUNT OF OID, (3) THE YIELD TO MATURITY OF THIS NOTE, AND (4) ANY OTHER INFORMATION REQUIRED TO BE MADE AVAILABLE BY U.S. TREASURY REGULATIONS. HOLDERS SHOULD CONTACT THE CHIEF FINANCIAL OFFICER AT 600 TRAVIS, SUITE 5100, HOUSTON, TEXAS 77002.

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LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

No. B-1	Principal Amount $500,000,000
CUSIP No. [●]
ISIN No. [●]

12.00% Senior Secured Second Lien Notes due 2020

Linn Energy, LLC, a Delaware limited liability company, and Linn Energy Finance Corp., a Delaware corporation, jointly and severally promise to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars or such other amount as may be indicated on Schedule A hereto on December 15, 2020; provided, however, that if:

(i) on February 12, 2019, the aggregate principal outstanding amount of 6.50% senior notes due May 2019 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on February 13, 2019 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(ii) on August 1, 2019 the aggregate principal outstanding amount of 6.25% senior notes due November 2019 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on August 2, 2019 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(iii) on January 14, 2020, the aggregate principal outstanding amount of 8.625% senior notes due April 2020 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on January 15, 2020 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(iv) on November 1, 2020, the aggregate principal outstanding amount of 7.75% senior notes due February 2021 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on November 2, 2020 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date) and

(v) at any time during the term of the Notes any other Indebtedness that is unsecured with an aggregate principal amount outstanding which shall not have been Redeemed on the date 92 days prior to the Stated Maturity of such Indebtedness that is unsecured exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity” date of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on the date that is 91 days prior the Stated Maturity of such Indebtedness that is unsecured (or, if earlier, 91 days prior to the “springing maturity” date of any such Junior Lien Debt).

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Interest Payment Dates: June 15 and December 15

Record Dates: June 1 and December 1

Additional provisions of this Note are set forth on the other side of this Note.

LINN ENERGY, LLC

By:
Name:
Title:

LINN ENERGY FINANCE CORP.

By:
Name:
Title:

4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

DELAWARE TRUST COMPANY as Trustee,

certifies that this is one of the Notes referred to in the

Indenture.

By:
Authorized Signatory

Dated: [●], 2016

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[REVERSE SIDE OF INITIAL NOTE]

12.00% Senior Secured Second Lien Notes due 2020

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest. Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (the “Finance Corp.” and, together with the Company, the “Issuers”), jointly and severally promise to pay interest on the principal amount of this Note at 12.00% per annum from [●], 20161 until maturity and shall pay Additional Interest payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Issuers will pay interest and Additional Interest, if any, semi-annually in arrears on June 15 and December 15 of each year (each an “Interest Payment Date”), commencing [June 15, 2016].2 If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue solely as a result of such delayed payment. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [●], 20163; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Notes, in which case interest shall accrue from the date of authentication. The Issuers shall pay (i) interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% higher than the then applicable interest rate on the Notes and (ii) interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Issuers will pay interest on the Notes (except defaulted interest) and Additional Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the June 1 or December 1 immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.11 of the Indenture with respect to defaulted interest. Holders must surrender Notes to the Paying Agent to collect payments of principal and premium, if any, together with accrued and unpaid interest and Additional Interest, if any, due at maturity. The Notes will be payable as to principal, interest, premium and Additional Interest, if any, at the

[1]	NTD: Insert authentication date of global note.
[2]	NTD: Assuming the Settlement Additional Notes are authenticated before June 15, 2016. Otherwise, insert December 15, 2016 as the initial interest payment date.
[3]	NTD: Insert authentication date of global note.

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office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to any amounts due on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Notwithstanding the foregoing, if this Note is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depository as permitted in the Indenture. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. Paying Agent and Registrar. Initially, Delaware Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. Indenture. The Issuers issued the Notes under an Indenture dated as of November 20, 2015, as supplemented by the First Supplemental Indenture, dated as of [●], 2016 (“Indenture”), among the Issuers, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are secured senior obligations of the Issuers, and the aggregate principal amount of the Notes is unlimited. The Notes are entitled to the benefits of the Security Documents, subject to the terms of the Intercreditor Agreement, all as more fully set forth in the Indenture.

5. Optional Redemption.

(a) Except as set forth in subparagraphs (b) and (c) of this Paragraph 5, the Issuers shall not have the option to redeem the Notes prior to December 15, 2018. On or after December 15, 2018, the Issuers shall have the option to redeem the Notes, in whole or in part at any time, upon prior notice as set forth in Paragraph 6, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelvemonth period beginning on December 15 of the years indicated below:

YEAR	PERCENTAGE
2018	112.000%
2019 and thereafter	106.000%

(b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to December 15, 2018, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture at a redemption price of 112.00% of the principal amount thereof, with an amount equal to or less than the net cash proceeds of one or more Equity Offerings, plus accrued

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and unpaid interest and Additional Interest, if any, thereon to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date); provided that, with respect to each such redemption, (i) at least 65% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding any Notes held by the Company and its Subsidiaries) and (ii) such redemption occurs within 180 days of the date of the closing of the related Equity Offering.

(c) Prior to December 15, 2018, the Issuers may redeem on any one or more occasions all or part of the Notes at a redemption price equal to the sum of (1) 100% of the principal amount thereof, plus (2) the Make Whole Premium at the redemption date, plus (3) accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

6. Notice of Redemption. Notice of redemption will be sent at least 30 days but not more than 60 days (except as otherwise provided in the Indenture if the notice is issued in connection with a Legal Defeasance, Covenant Defeasance or Discharge) before the redemption date to each Holder whose Notes are to be redeemed at its registered address. If sent in the manner provided for in Section 3.03 of the Indenture, the notice of optional redemption shall be conclusively presumed to have been given whether or not a Holder receives such notice. Failure to give timely notice or any defect in the notice shall not affect the validity of the redemption. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess of $2,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest and Additional Interest, if any, cease to accrue on the Notes or portions thereof called for redemption. The notice of redemption with respect to a redemption described in paragraph 5(c) above need not set forth the Make Whole Premium but only the manner of calculation thereof.

7. Mandatory Redemption.

Except as set forth in Paragraph 8 below, neither of the Issuers shall be required to make mandatory redemption or sinking fund payments with respect to the Notes or to repurchase the Notes at the option of the Holders.

8. Repurchase at Option of Holder.

(a) Within 30 days following the occurrence of a Change of Control, the Company shall make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess of $1,000) of each Holder’s Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest and Additional Interest, if any, to the date of settlement (the “Change of Control Settlement Date”), subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Change of Control Settlement Date. Within 30 days following a Change of Control, the Company shall send a notice of the Change of Control Offer to each Holder and the Trustee describing the transaction that constitutes the Change of Control and setting forth the procedures governing the Change of Control Offer as required by Section 4.15 of the Indenture.

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(b) On the 366th day after an Asset Sale (or, at the Company’s option, any earlier date), if the aggregate amount of Excess Proceeds then exceeds $35.0 million, the Company shall commence an offer to all Holders of Notes (an “Asset Sale Offer”) pursuant to Section 3.09 of the Indenture, and to all holders of any Parity Lien Debt then outstanding, containing provisions similar to those set forth in Section 4.10 of the Indenture, to purchase, on a pro rata basis, the maximum principal amount of Notes and such Parity Lien Debt that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount of the Notes plus accrued and unpaid interest and Additional Interest, if any, a thereon to the date of settlement, subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the date of settlement, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such remaining Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds allocated for the purchase of the Notes, the Trustee shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of $2,000, or integral multiples of $1,000 in excess of $2,000, shall be purchased) on the basis of the aggregate principal amount of tendered Notes and Parity Lien Debt. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” on the reverse of the Notes.

9. Guarantees. The payment by the Issuers of the principal of and interest, premium and Additional Interest, if any, on, the Notes is fully and unconditionally guaranteed on a joint and several senior secured second lien basis by each of the Guarantors to the extent set forth in the Indenture.

10. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes due on transfer or exchange. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, they need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed.

11. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12. Amendment, Supplement and Waiver. Subject to certain exceptions, the Note Documents may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, and any existing default

9

or compliance with any provision of the Note Documents may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Note Documents may be amended or supplemented (1) to cure any ambiguity, defect or inconsistency, (2) to provide for uncertificated Notes in addition to or in place of certificated Notes, (3) to provide for the assumption of an Issuer’s or a Guarantor’s obligations to Holders of the Notes pursuant to ARTICLE 5 or ARTICLE 10 of the Indenture, as applicable, (4) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Note Documents of any such Holder, provided that any change to conform the Indenture to the Description of Notes shall not be deemed to adversely affect the legal rights under the Indenture of any Holder, (5) to secure the Notes or the Subsidiary Guarantees pursuant to Section 4.12 of the Indenture or otherwise, (6) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture, (7) to add any additional Guarantor or Collateral with respect to the Notes or to evidence the release of any Guarantor from its Subsidiary Guarantee or the release of any Liens, in each case as provided in the Indenture or the other Note Documents, as applicable, (8) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (9) to evidence or provide for the acceptance of appointment under the Indenture of a successor Trustee or a successor Collateral Trustee, (10) to conform the text of the Note Documents to any provision described in the Description of Notes, (11) to make, complete or confirm any grant of Collateral permitted or required by the Note Documents; (12) to release or subordinate Liens on Collateral in accordance with the Note Documents; (13) with respect to the Note Documents, as provided in the Intercreditor Agreement and the Collateral Trust Agreement; and (14) to confirm and evidence the release, termination or discharge of any Lien with respect to or securing the Notes or the Subsidiary Guarantees when such release, termination or discharge is provided for in accordance with the Note Documents.

13. Defaults and Remedies. Events of Default include: (i) default for 30 days in the payment when due of interest and Additional Interest, if any, on the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at their Stated Maturity, upon optional redemption, upon required repurchase, upon acceleration or otherwise; (iii) failure by the Company to comply with Section 5.01 of the Indenture or to consummate a purchase of Notes when required pursuant to the provisions of Section 3.09, Section 4.10 or Section 4.15 of the Indenture; (iv) failure by the Company for 180 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with Section 4.03 of the Indenture; (v) failure by the Company for 30 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with Section 4.08, Section 4.09, Section 4.11, Section 4.12, Section 4.13 and Section 4.17 of the Indenture, (vi) failure by the Company for 60 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with any of its other agreements in the Note Documents; (vii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the Initial Issuance Date, if such default (a) is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of any

10

grace period provided in such Indebtedness (a “Payment Default”) or (b) results in the acceleration of such Indebtedness prior to its Stated Maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $50.0 million or more; provided that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 30 days from the expiration of the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Notes shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree; (viii) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $50.0 million (to the extent not covered by insurance by a reputable and creditworthy insurer as to which the insurer has not disclaimed coverage), which judgments are not paid, discharged or stayed for a period of 60 consecutive days; (ix)(a) any Subsidiary Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or (b) any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under its Subsidiary Guarantee, except in each case, by reason of the release of such Subsidiary Guarantee in accordance with the provisions of the Indenture; (x) certain events of bankruptcy, insolvency or reorganization with respect to the Company, Finance Corp., any of the Company’s Restricted Subsidiaries that is a Significant Subsidiary of the Company or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary of the Company as specified in Section 6.01(j) or Section 6.01(k) of the Indenture; and (xi) the occurrence of the following: (a) except as permitted by the Note Documents, any Note Document establishing the Parity Liens ceases for any reason to be enforceable; provided that it will not be an Event of Default under this clause (xi)(a) if the sole result of the failure of one or more Note Documents to be fully enforceable is that any Parity Lien purported to be granted under such Note Documents on Collateral, individually or in the aggregate, having a fair market value of not more than $25.0 million, ceases to be an enforceable and perfected Parity Lien; provided further that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Company or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period; (b) except as permitted by the Note Documents, any Parity Lien purported to be granted under any Note Document on Collateral, individually or in the aggregate, having a fair market value in excess of $25.0 million, ceases to be an enforceable and perfected second-priority Lien, subject to the Intercreditor Agreement and Permitted Liens; provided that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Company or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period; and (c) the Company or any Guarantor, or any Person acting on behalf of any of them, denies or disaffirms, in writing, any obligation of the Company or any Guarantor set forth in or arising under any Note Document establishing Parity Liens. If any Event of Default occurs and is continuing, the Trustee, by notice to the Issuers, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, by notice to the Issuers and the Trustee, may declare all the Notes to be due and payable immediately. Notwithstanding the preceding, in the case of an Event of Default arising from such events of bankruptcy, insolvency or reorganization described in Section 6.01(j) or Section 6.01(k) of the Indenture, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce

11

the Indenture or the Notes or any other Note Document except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power conferred on it. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest, premium, or Additional Interest, if any) if a committee of Responsible Officers in good faith determines that withholding notice is in their interests. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all the Notes rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except with respect to nonpayment of principal, interest, premium or Additional Interest, if any, that have become due solely because of the acceleration) have been cured or waived. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of the principal of, interest, premium or Additional Interest, if any, on, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and, so long as any Notes are outstanding, the Issuers are required upon any of their respective Officers becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

14. Defeasance and Discharge. The Notes are subject to defeasance and discharge upon the terms and conditions specified in the Indenture.

15. No Recourse Against Others. No past, present or future director, officer, partner, employee, incorporator, manager or unitholder or other owner of Capital Stock of the Issuers or any Guarantor, as such, shall have any liability for any obligations of the Issuers or any Guarantor under any Note Documents, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. Removal of Restricted Notes Legend. Each holder of any Note evidenced by any Restricted Global Note, by its acceptance thereof, (A) authorizes and consents to, (B) appoints the Company as its agent for the sole purpose of delivering such electronic messages, executing and delivering such instruments and taking such other actions, on such holder’s behalf, as the Depository or the Trustee may require to effect, and (C) upon the request of the Company, agrees to deliver such electronic messages, execute and deliver such instruments and take such other actions as the Depository or the Trustee may require, or as shall otherwise be necessary to effect,

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the removal of the Restricted Notes Legend set forth on the face of such Note (including by means of the exchange of all or the portion of such Restricted Global Note evidencing such Note for a certificate evidencing such Note that does not bear such Restricted Notes Legend) at any time after the Resale Restriction Termination Date.

19. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of the Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreements dated as of November 20, 2015, among the Issuers, the Guarantors and applicable Initial Purchasers party thereto (the “Registration Rights Agreement”).

20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers and corresponding ISIN numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22. Successors. In the event a successor assumes all the obligations of an Issuer under the Notes and the Indenture, pursuant to the terms thereof, such Issuer will be released from all such obligations.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture or any Registration Rights Agreement. Requests may be made to:

Linn Energy, LLC

600 Travis, Suite 5100

Houston, Texas 77002

Attention: Investor Relations

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.) and irrevocably appoint agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Note.
Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (or, in the case of Regulation S Notes, prior to the expiration of the Distribution Compliance Period), the undersigned confirms that such Notes are being transferred in accordance with their terms:

CHECK ONE BOX BELOW

(1)	☐	to an Issuer or any Subsidiary thereof; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

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(4)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to Rule 144 under the Securities Act of 1933; or

(6)	☐	pursuant to another exemption from registration under the Securities Act of 1933, (other than Regulation S under the Securities Act of 1933).

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (6) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Signature

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TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers and any Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, check the box below:

☐	Section 4.10	☐	Section 4.15

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount (in minimum denomination of $2,000 or integral multiples of $1,000 in excess of $2,000) you elect to have purchased: $

Date:	Your signature:
(Sign exactly as your name appears on the other side of this Note)

Soc. Sec. or Tax Identification No.:

Signature Guarantee:
(signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE A

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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FORM OF GLOBAL NOTE NO. B-2

[FACE OF INITIAL NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING SUCH NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WERE THE OWNERS OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE

MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED PRIOR TO THE RESALE RESTRICTION TERMINATION DATE A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) THAT IS (A) PURSUANT TO CLAUSE (2)(D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (B) PURSUANT TO CLAUSE (2)(F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES IN CLAUSES (i)(A) OR (B), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON DELIVERY TO THE TRUSTEE BY THE COMPANY OR THE HOLDER THEREOF OF A WRITTEN REQUEST FOR THE REMOVAL HEREOF, IN ANY CASE AT ANY TIME AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

SOLELY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS NOTE MAY BE TREATED AS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THIS NOTE, (2) THE AMOUNT OF OID, (3) THE YIELD TO MATURITY OF THIS NOTE, AND (4) ANY OTHER INFORMATION REQUIRED TO BE MADE AVAILABLE BY U.S. TREASURY REGULATIONS. HOLDERS SHOULD CONTACT THE CHIEF FINANCIAL OFFICER AT 600 TRAVIS, SUITE 5100, HOUSTON, TEXAS 77002.

2

LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

No. B-2	Principal Amount $500,000,000
CUSIP No. [●]
ISIN No. [●]

12.00% Senior Secured Second Lien Notes due 2020

Linn Energy, LLC, a Delaware limited liability company, and Linn Energy Finance Corp., a Delaware corporation, jointly and severally promise to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars or such other amount as may be indicated on Schedule A hereto on December 15, 2020; provided, however, that if:

(i) on February 12, 2019, the aggregate principal outstanding amount of 6.50% senior notes due May 2019 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on February 13, 2019 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(ii) on August 1, 2019 the aggregate principal outstanding amount of 6.25% senior notes due November 2019 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on August 2, 2019 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(iii) on January 14, 2020, the aggregate principal outstanding amount of 8.625% senior notes due April 2020 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on January 15, 2020 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date),

(iv) on November 1, 2020, the aggregate principal outstanding amount of 7.75% senior notes due February 2021 issued by the Issuers which shall not have been Redeemed exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on November 2, 2020 (or, if earlier, 91 days prior to the “springing maturity date” of any outstanding Junior Lien Debt which contains a “springing maturity” date) and

(v) at any time during the term of the Notes any other Indebtedness that is unsecured with an aggregate principal amount outstanding which shall not have been Redeemed on the date 92 days prior to the Stated Maturity of such Indebtedness that is unsecured exceeds $250.0 million (or, if earlier, 92 days prior to the “springing maturity” date of any outstanding Junior Lien Debt which contains a “springing maturity” date), such amount will be paid on the date that is 91 days prior the Stated Maturity of such Indebtedness that is unsecured (or, if earlier, 91 days prior to the “springing maturity” date of any such Junior Lien Debt).

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Interest Payment Dates: June 15 and December 15

Record Dates: June 1 and December 1

Additional provisions of this Note are set forth on the other side of this Note.

LINN ENERGY, LLC

By:

Name:
Title:

LINN ENERGY FINANCE CORP.

By:

Name:
Title:

4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

DELAWARE TRUST COMPANY as Trustee,

certifies that this is one of the Notes referred to in the

Indenture.

By:
Authorized Signatory

Dated: [●], 2016

5

[REVERSE SIDE OF INITIAL NOTE]

12.00% Senior Secured Second Lien Notes due 2020

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest. Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (the “Finance Corp.” and, together with the Company, the “Issuers”), jointly and severally promise to pay interest on the principal amount of this Note at 12.00% per annum from [●], 20161 until maturity and shall pay Additional Interest payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Issuers will pay interest and Additional Interest, if any, semi-annually in arrears on June 15 and December 15 of each year (each an “Interest Payment Date”), commencing [June 15, 2016].2 If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue solely as a result of such delayed payment. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [●], 20163; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Notes, in which case interest shall accrue from the date of authentication. The Issuers shall pay (i) interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% higher than the then applicable interest rate on the Notes and (ii) interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Issuers will pay interest on the Notes (except defaulted interest) and Additional Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the June 1 or December 1 immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.11 of the Indenture with respect to defaulted interest. Holders must surrender Notes to the Paying Agent to collect payments of principal and premium, if any, together with accrued and unpaid interest and Additional Interest, if any, due at maturity. The Notes will be payable as to principal, interest, premium and Additional Interest, if any, at the

[1]	NTD: Insert authentication date of global note.
[2]	NTD: Assuming the Settlement Additional Notes are authenticated before June 15, 2016. Otherwise, insert December 15, 2016 as the initial interest payment date.
[3]	NTD: Insert authentication date of global note.

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office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to any amounts due on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Notwithstanding the foregoing, if this Note is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depository as permitted in the Indenture. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. Paying Agent and Registrar. Initially, Delaware Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. Indenture. The Issuers issued the Notes under an Indenture dated as of November 20, 2015, as supplemented by the First Supplemental Indenture, dated as of [●], 2016 (“Indenture”), among the Issuers, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are secured senior obligations of the Issuers, and the aggregate principal amount of the Notes is unlimited. The Notes are entitled to the benefits of the Security Documents, subject to the terms of the Intercreditor Agreement, all as more fully set forth in the Indenture.

5. Optional Redemption.

(a) Except as set forth in subparagraphs (b) and (c) of this Paragraph 5, the Issuers shall not have the option to redeem the Notes prior to December 15, 2018. On or after December 15, 2018, the Issuers shall have the option to redeem the Notes, in whole or in part at any time, upon prior notice as set forth in Paragraph 6, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelvemonth period beginning on December 15 of the years indicated below:

YEAR	PERCENTAGE
2018	112.000%
2019 and thereafter	106.000%

(b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to December 15, 2018, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture at a redemption price of 112.00% of the principal amount thereof, with an amount equal to or less than the net cash proceeds of one or more Equity Offerings, plus accrued

7

and unpaid interest and Additional Interest, if any, thereon to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date); provided that, with respect to each such redemption, (i) at least 65% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding any Notes held by the Company and its Subsidiaries) and (ii) such redemption occurs within 180 days of the date of the closing of the related Equity Offering.

(c) Prior to December 15, 2018, the Issuers may redeem on any one or more occasions all or part of the Notes at a redemption price equal to the sum of (1) 100% of the principal amount thereof, plus (2) the Make Whole Premium at the redemption date, plus (3) accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

6. Notice of Redemption. Notice of redemption will be sent at least 30 days but not more than 60 days (except as otherwise provided in the Indenture if the notice is issued in connection with a Legal Defeasance, Covenant Defeasance or Discharge) before the redemption date to each Holder whose Notes are to be redeemed at its registered address. If sent in the manner provided for in Section 3.03 of the Indenture, the notice of optional redemption shall be conclusively presumed to have been given whether or not a Holder receives such notice. Failure to give timely notice or any defect in the notice shall not affect the validity of the redemption. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess of $2,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest and Additional Interest, if any, cease to accrue on the Notes or portions thereof called for redemption. The notice of redemption with respect to a redemption described in paragraph 5(c) above need not set forth the Make Whole Premium but only the manner of calculation thereof.

7. Mandatory Redemption.

Except as set forth in Paragraph 8 below, neither of the Issuers shall be required to make mandatory redemption or sinking fund payments with respect to the Notes or to repurchase the Notes at the option of the Holders.

8. Repurchase at Option of Holder.

(a) Within 30 days following the occurrence of a Change of Control, the Company shall make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess of $1,000) of each Holder’s Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest and Additional Interest, if any, to the date of settlement (the “Change of Control Settlement Date”), subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Change of Control Settlement Date. Within 30 days following a Change of Control, the Company shall send a notice of the Change of Control Offer to each Holder and the Trustee describing the transaction that constitutes the Change of Control and setting forth the procedures governing the Change of Control Offer as required by Section 4.15 of the Indenture.

8

(b) On the 366th day after an Asset Sale (or, at the Company’s option, any earlier date), if the aggregate amount of Excess Proceeds then exceeds $35.0 million, the Company shall commence an offer to all Holders of Notes (an “Asset Sale Offer”) pursuant to Section 3.09 of the Indenture, and to all holders of any Parity Lien Debt then outstanding, containing provisions similar to those set forth in Section 4.10 of the Indenture, to purchase, on a pro rata basis, the maximum principal amount of Notes and such Parity Lien Debt that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount of the Notes plus accrued and unpaid interest and Additional Interest, if any, a thereon to the date of settlement, subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the date of settlement, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such remaining Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds allocated for the purchase of the Notes, the Trustee shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of $2,000, or integral multiples of $1,000 in excess of $2,000, shall be purchased) on the basis of the aggregate principal amount of tendered Notes and Parity Lien Debt. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” on the reverse of the Notes.

9. Guarantees. The payment by the Issuers of the principal of and interest, premium and Additional Interest, if any, on, the Notes is fully and unconditionally guaranteed on a joint and several senior secured second lien basis by each of the Guarantors to the extent set forth in the Indenture.

10. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes due on transfer or exchange. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, they need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed.

11. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12. Amendment, Supplement and Waiver. Subject to certain exceptions, the Note Documents may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, and any existing default

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or compliance with any provision of the Note Documents may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Note Documents may be amended or supplemented (1) to cure any ambiguity, defect or inconsistency, (2) to provide for uncertificated Notes in addition to or in place of certificated Notes, (3) to provide for the assumption of an Issuer’s or a Guarantor’s obligations to Holders of the Notes pursuant to ARTICLE 5 or ARTICLE 10 of the Indenture, as applicable, (4) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Note Documents of any such Holder, provided that any change to conform the Indenture to the Description of Notes shall not be deemed to adversely affect the legal rights under the Indenture of any Holder, (5) to secure the Notes or the Subsidiary Guarantees pursuant to Section 4.12 of the Indenture or otherwise, (6) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture, (7) to add any additional Guarantor or Collateral with respect to the Notes or to evidence the release of any Guarantor from its Subsidiary Guarantee or the release of any Liens, in each case as provided in the Indenture or the other Note Documents, as applicable, (8) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (9) to evidence or provide for the acceptance of appointment under the Indenture of a successor Trustee or a successor Collateral Trustee, (10) to conform the text of the Note Documents to any provision described in the Description of Notes, (11) to make, complete or confirm any grant of Collateral permitted or required by the Note Documents; (12) to release or subordinate Liens on Collateral in accordance with the Note Documents; (13) with respect to the Note Documents, as provided in the Intercreditor Agreement and the Collateral Trust Agreement; and (14) to confirm and evidence the release, termination or discharge of any Lien with respect to or securing the Notes or the Subsidiary Guarantees when such release, termination or discharge is provided for in accordance with the Note Documents.

13. Defaults and Remedies. Events of Default include: (i) default for 30 days in the payment when due of interest and Additional Interest, if any, on the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at their Stated Maturity, upon optional redemption, upon required repurchase, upon acceleration or otherwise; (iii) failure by the Company to comply with Section 5.01 of the Indenture or to consummate a purchase of Notes when required pursuant to the provisions of Section 3.09, Section 4.10 or Section 4.15 of the Indenture; (iv) failure by the Company for 180 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with Section 4.03 of the Indenture; (v) failure by the Company for 30 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with Section 4.08, Section 4.09, Section 4.11, Section 4.12, Section 4.13 and Section 4.17 of the Indenture, (vi) failure by the Company for 60 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with any of its other agreements in the Note Documents; (vii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the Initial Issuance Date, if such default (a) is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of any

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grace period provided in such Indebtedness (a “Payment Default”) or (b) results in the acceleration of such Indebtedness prior to its Stated Maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $50.0 million or more; provided that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 30 days from the expiration of the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Notes shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree; (viii) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $50.0 million (to the extent not covered by insurance by a reputable and creditworthy insurer as to which the insurer has not disclaimed coverage), which judgments are not paid, discharged or stayed for a period of 60 consecutive days; (ix)(a) any Subsidiary Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or (b) any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under its Subsidiary Guarantee, except in each case, by reason of the release of such Subsidiary Guarantee in accordance with the provisions of the Indenture; (x) certain events of bankruptcy, insolvency or reorganization with respect to the Company, Finance Corp., any of the Company’s Restricted Subsidiaries that is a Significant Subsidiary of the Company or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary of the Company as specified in Section 6.01(j) or Section 6.01(k) of the Indenture; and (xi) the occurrence of the following: (a) except as permitted by the Note Documents, any Note Document establishing the Parity Liens ceases for any reason to be enforceable; provided that it will not be an Event of Default under this clause (xi)(a) if the sole result of the failure of one or more Note Documents to be fully enforceable is that any Parity Lien purported to be granted under such Note Documents on Collateral, individually or in the aggregate, having a fair market value of not more than $25.0 million, ceases to be an enforceable and perfected Parity Lien; provided further that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Company or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period; (b) except as permitted by the Note Documents, any Parity Lien purported to be granted under any Note Document on Collateral, individually or in the aggregate, having a fair market value in excess of $25.0 million, ceases to be an enforceable and perfected second-priority Lien, subject to the Intercreditor Agreement and Permitted Liens; provided that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Company or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period; and (c) the Company or any Guarantor, or any Person acting on behalf of any of them, denies or disaffirms, in writing, any obligation of the Company or any Guarantor set forth in or arising under any Note Document establishing Parity Liens. If any Event of Default occurs and is continuing, the Trustee, by notice to the Issuers, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, by notice to the Issuers and the Trustee, may declare all the Notes to be due and payable immediately. Notwithstanding the preceding, in the case of an Event of Default arising from such events of bankruptcy, insolvency or reorganization described in Section 6.01(j) or Section 6.01(k) of the Indenture, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce

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the Indenture or the Notes or any other Note Document except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power conferred on it. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest, premium, or Additional Interest, if any) if a committee of Responsible Officers in good faith determines that withholding notice is in their interests. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all the Notes rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except with respect to nonpayment of principal, interest, premium or Additional Interest, if any, that have become due solely because of the acceleration) have been cured or waived. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of the principal of, interest, premium or Additional Interest, if any, on, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and, so long as any Notes are outstanding, the Issuers are required upon any of their respective Officers becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

14. Defeasance and Discharge. The Notes are subject to defeasance and discharge upon the terms and conditions specified in the Indenture.

15. No Recourse Against Others. No past, present or future director, officer, partner, employee, incorporator, manager or unitholder or other owner of Capital Stock of the Issuers or any Guarantor, as such, shall have any liability for any obligations of the Issuers or any Guarantor under any Note Documents, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. Removal of Restricted Notes Legend. Each holder of any Note evidenced by any Restricted Global Note, by its acceptance thereof, (A) authorizes and consents to, (B) appoints the Company as its agent for the sole purpose of delivering such electronic messages, executing and delivering such instruments and taking such other actions, on such holder’s behalf, as the Depository or the Trustee may require to effect, and (C) upon the request of the Company, agrees to deliver such electronic messages, execute and deliver such instruments and take such other actions as the Depository or the Trustee may require, or as shall otherwise be necessary to effect,

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the removal of the Restricted Notes Legend set forth on the face of such Note (including by means of the exchange of all or the portion of such Restricted Global Note evidencing such Note for a certificate evidencing such Note that does not bear such Restricted Notes Legend) at any time after the Resale Restriction Termination Date.

19. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of the Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreements dated as of November 20, 2015, among the Issuers, the Guarantors and applicable Initial Purchasers party thereto (the “Registration Rights Agreement”).

20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers and corresponding ISIN numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22. Successors. In the event a successor assumes all the obligations of an Issuer under the Notes and the Indenture, pursuant to the terms thereof, such Issuer will be released from all such obligations.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture or any Registration Rights Agreement. Requests may be made to:

Linn Energy, LLC

600 Travis, Suite 5100

Houston, Texas 77002

Attention: Investor Relations

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuers.

The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Note.
Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (or, in the case of Regulation S Notes, prior to the expiration of the Distribution Compliance Period), the undersigned confirms that such Notes are being transferred in accordance with their terms:

CHECK ONE BOX BELOW

(1)	☐	to an Issuer or any Subsidiary thereof; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

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(4)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to Rule 144 under the Securities Act of 1933; or

(6)	☐	pursuant to another exemption from registration under the Securities Act of 1933, (other than Regulation S under the Securities Act of 1933).

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (6) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Signature

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TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers and any Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: To be executed by an executive officer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, check the box below:

☐	Section 4.10	☐	Section 4.15

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount (in minimum denomination of $2,000 or integral multiples of $1,000 in excess of $2,000) you elect to have purchased: $

Date:	Your signature
(Sign exactly as your name appears on the other side of this Note)

Soc. Sec. or Tax Identification No.:

Signature Guarantee:
(signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE A

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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EXECUTION VERSION

Exhibit E

Officers’ Certificate

FORM OF OFFICERS’ CERTIFICATE

LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

600 Travis, Suite 5100

Houston, Texas 77002

[●], 2016

OFFICERS’ CERTIFICATE PURSUANT TO

SECTIONS 11.04 AND 11.05 OF THE INDENTURE

AND

SECTION 4.1(b) OF THE COLLATERAL TRUST AGREEMENT

The undersigned, David B. Rottino, the duly elected and acting Executive Vice President and Chief Financial Officer of Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), and Candice J. Wells, the duly elected and acting Senior Vice President, General Counsel and Corporate Secretary of the Issuers, hereby certify pursuant to Sections 9.06, 11.04 and 11.05 of the Indenture dated as of November 20, 2015 (the “Base Indenture”), among the Issuers, the Guarantors named therein (the “Guarantors”) and Delaware Trust Company (as successor trustee to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of [●], 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuers, the Guarantors and the Trustee, relating to the Issuers’ 12.00% Senior Secured Second Lien Notes due 2020 (the “Notes”), and further certify pursuant to Section 4.1(b) of the Collateral Trust Agreement dated as of November 20, 2015 (the “Collateral Trust Agreement”), among the Issuers, the Guarantors, the Trustee, the other Parity Lien Representatives from time to time party thereto and Delaware Trust Company (as successor collateral trustee to U.S. Bank National Association), as collateral trustee (the “Collateral Trustee”):

1.	We have each read (i) the Indenture, including Section 2.02 (with respect to execution and authentication), Section 2.13 (with respect to the issuance of Additional Notes), Section 9.01 (with respect to amendments without the consent of the holders), Section 9.02 (with respect to amendments with the consent of the holders), Section 9.06 (with respect to signing amendments), Sections 11.04 and 11.05 (with respect to certificates and opinions as to conditions precedent and the contents thereof), the sections of the Indenture referred to therein and the definitions relating thereto and (ii) the Collateral Trust Agreement, including Article 4 (with respect to the Obligations enforceable by the Company and the other Grantors), and understand the provisions and the definitions relating thereto.

2.	The statements made in this certificate are based upon an examination of the Indenture and the Collateral Trust Agreement, upon our general knowledge of and familiarity with the operations of the Issuers and upon the performance of our duties as officers of the Issuers.

3.	We have each made such examination or investigation as is necessary to enable each of us to express an informed opinion as to whether or not the Issuers have (i) satisfied the conditions and covenants relating to the execution and delivery of the Supplemental Indenture and the execution, authentication and delivery of $1,000,000,000 aggregate principal amount of Additional Notes (as defined in the Indenture) on the date hereof (the “Settlement Additional Notes”) and (ii) complied with the conditions precedent in the Collateral Trust Agreement, the Intercreditor Agreement and all other Parity Lien Documents, if any, relating to the release of the Collateral.

4.	In our opinion, (i) the Issuers have satisfied all conditions and covenants provided for in the Indenture relating to the execution and delivery of the Supplemental Indenture and the execution, authentication and delivery of the Settlement Additional Notes, (ii) the Issuers have complied with the conditions precedent in the Collateral Trust Agreement, the Intercreditor Agreement and all other Parity Lien Documents, if any, and (iii) the release of the Collateral authorized hereby does not violate the terms of any applicable Parity Lien Document.

5.	We are providing the following additional information with respect to the Settlement Additional Notes pursuant to Section 2.13 of the Indenture: (i) interest shall begin to accrue [from the date hereof],[1] (ii) the first interest payment date shall be [June 15], 2016,[2] (iii) the CUSIP Number and ISIN shall be [●] and [●], respectively, and (iv) the Settlement Additional Notes shall be Transfer Restricted Securities and issued in the form of Initial Notes.

We each certify the foregoing solely in our capacity as officers of the Issuers and not in our individual capacity. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Indenture and Collateral Trust Agreement, as applicable.

[Signature Page Follows]

[1]	NTD: Company to confirm agreed upon interest accrual date for the Settlement Additional Notes.
[2]	NTD: December 15, 2016 if the issuance date is on or after June 15, 2016.

IN WITNESS WHEREOF, we have executed this Officers’ Certificate as of the date first written above.

LINN ENERGY, LLC LINN ENERGY FINANCE CORP.

By:
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

By:
Name:	Candice J. Wells
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature page to Officers’ Certificate]

EXECUTION VERSION

Exhibit F

Authentication Order

FORM OF AUTHENTICATION ORDER

LINN ENERGY, LLC

LINN ENERGY FINANCE CORP.

600 Travis, Suite 5100

Houston, Texas 77002

[●], 2016

Delaware Trust Company

2711 Centerville Road

Wilmington, Delaware 19808

Attn: Michelle Dreyer

Re:	Authentication Order: $1,000,000,000 aggregate principal amount of
12.00% Senior Secured Second Lien Notes due 2020

Ladies and Gentlemen:

The undersigned hereby delivers to you for authentication:

Pursuant to Section 2.02 of the Indenture, dated as of November 20, 2015, as supplemented by the First Supplemental Indenture dated [●], 2016 (the “Indenture”), among Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the guarantors signatory thereto, and Delaware Trust Company (as successor trustee to U.S. Bank National Association), as trustee (the “Trustee”), the Issuers hereby order the Trustee to (i) authenticate global notes (the “Global Notes”) evidencing $1,000,000,000 in aggregate principal amount of the Issuers’ 12.00% Senior Secured Second Lien Notes due 2020 (the “Settlement Additional Notes”) and (ii) register such Global Notes in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”), and hold said Global Notes as custodian for DTC.

The undersigned further certify that the Global Notes are Additional Notes as that term is defined in the Indenture. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

[Signature Pages Follow]

Please acknowledge receipt for authentication of $1,000,000,000 in aggregate principal amount of the Global Notes.

Very truly yours,

LINN ENERGY, LLC
LINN ENERGY FINANCE CORP.

By:
Name:	David B. Rottino
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Authentication Order

The undersigned, as Trustee under the Indenture referred to above, acknowledges receipt for authentication of $1,000,000,000 in aggregate principal amount of the Global Notes.

DELAWARE TRUST COMPANY,
as Trustee

By:
Name: [●]
Title: [●]

Date: [●], 2016

Signature Page to Authentication Order